                                                                      Exhibit 24

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ DAVID A. BIRD
-------------------------------------
David A. Bird
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ MICHAEL B. BOYLE
-------------------------------------
Michael B. Boyle
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ DON CIVGIN
-------------------------------------
Don Civgin
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ FREDERICK F. CRIPE
-------------------------------------
Frederick F. Cripe
Director and Executive Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ JUDITH P. GREFFIN
-------------------------------------
Judith P. Greffin
Director, Senior Vice President and
Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ SUSAN L. LEES
-------------------------------------
Susan L. Lees
Director, Senior Vice President,
General Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ JOHN C. LOUNDS
-------------------------------------
John C. Lounds
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ SAMUEL H. PILCH
-------------------------------------
Samuel H. Pilch
Group Vice President and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ JOHN C. PINTOZZI
-------------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ GEORGE E. RUEBENSON
-------------------------------------
George E. Ruebenson
Director, President and Chief
Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Ruebenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 11, 2009


/s/ THOMAS J. WILSON
-------------------------------------
Thomas J. Wilson
Director and Chairman of the Board